UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 3, 2010

Kaiser Ventures LLC

(Exact name of registrant as specified in its charter)

Delaware	000-33433	33-0972983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3633 Inland Empire Blvd., Suite 480, Ontario, CA	91764
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 909.483.8500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Kaiser Ventures LLC (“Kaiser”) furnishes this report pursuant to items 5.02 and 5.03 of Form 8-K.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATION ARRANGEMENTS OF CERTAIN OFFICERS

On November 3, 2010, Marshall F. Wallach, a member of the Kaiser’s Board of Managers and Chairman of the Audit Committee, resigned from such positions effective immediately following his report to the Board concerning the Audit Committee meeting held on November 3, 2010. Mr. Wallach’s resignation did not arise from any disagreement with Kaiser or any matter relating to Kaiser’s operations, policies or practices. A copy of Mr. Wallach’s resignation letter is attached as Exhibit 99.1 of this Report on Form 8-K.

At its meeting on November 3, 2010, the Company’s Board of Managers unanimously voted to appoint Ms. Sarah (“Sally”) J. Anderson to the Board of Managers and to the Board’s Audit Committee to fill the vacancies created with Mr. Wallach’s resignation. Sarah Anderson has 35 years of experience in accounting and financial consulting. She retired from Ernst & Young LLP in June 2008 after more than 24 years with the firm as an assurance and advisory services partner, wherein she held numerous leadership positions including managing partner of the Orange County, California office, and prior to that managing partner of the Riverside office. She has served a number of clients, both public and private, across various industries including manufacturing, distribution, retail, education and service.

Ms. Anderson has served on a number of philanthropic and not-for-profit boards. She is the chair of the board of directors of the Pacific Symphony. She was appointed by Governor Schwarzenegger to the California Board of Accountancy in 2007 for a four year term. She is the vice president of that board.

Ms. Anderson is a graduate of Northeastern University with a BS in Business Administration with a concentration in accounting. She is a certified Public Accountant and is a member of the AICPA and the California Society of CPA’s.

In connection with her appointment to the Board of Managers, the Board granted her 5,000 Class A Units with a vesting date of January 31, 2011, and entered into the standard indemnification agreement between a manager and the Company.

ITEM 5.03	THIRD AMENDMENT TO AMENDED AND RESTATED OPERATING AGREEMENT FOR KAISER VENTURES LLC, AS AMENDED, DATED NOVEMBER 3, 2010

On November 3, 2010, the Company’s Board of Managers approved an amendment to the Company’s Operating Agreement, as amended to date (the “Operating Agreement”). Specifically, the Board of Managers approved the Third Amendment to Operating Agreement for the Company (the “Third Amendment”). In addition to the right to inspect the Company’s list of members in connection with a members’ meeting as granted by Section 6.8 of the Operating Agreement, Section 6.8 was amended to address the qualifications and procedures to be followed in requesting the right to inspect the list of members outside of the context of a members’ meeting.

A copy of the Third Amendment is filed as Exhibit 3(i) to this Current Report on Form 8-K and is incorporated herein by this reference.

ITEM 9.01	FINANCIAL STATEMENT AND EXHIBITS

(d)	Exhibits

3(i)	Third Amendment to Amend and Restated Operating Agreement for Kaiser Ventures LLC, as Amended, dated November 3, 2010. *

99.1	Resignation Letter of Marshall F. Wallach dated November 3, 2010.*

*	Filed with this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAISER VENTURES LLC
(Registrant)

Date: November 4, 2010	/s/ Terry L. Cook
(Signature)*

Terry L. Cook
Executive Vice President – General Counsel

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